UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTELGENX TECHNOLOGIES CORP.
(Name of Registrant as specified in its charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement), if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.
☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INTELGENX TECHNOLOGIES CORP.

6420 Abrams
Ville St-Laurent, Quebec H4S 1Y2

October 16, 2023

Dear Shareholder:

You are cordially invited to attend the Special Meeting of Shareholders (the "Special Meeting") of IntelGenx Technologies Corp. (the "Company"), which will be held at 11:00 a.m. Eastern Time, on Tuesday, November 28, 2023 as a virtual meeting only. Shareholders wishing to attend the virtual Special Meeting online must register in advance at Register.proxypush.com/IGXT prior to the deadline of 5:00 p.m. Eastern Time on November 24, 2023. In order to attend the Special Meeting, shareholders will be required to enter the control number found on their proxy card or voting instruction form included in your proxy materials. Upon completing the shareholder registration, shareholders will receive further instructions via email, including unique links that will allow shareholders to attend the Special Meeting and to vote online. Shareholders will be able to submit questions for the Special Meeting at the time of registration by using the box provided during the registration process only.

Details of the business to be conducted at the Special Meeting are provided in the attached Notice of Special Meeting and Proxy Statement. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by Internet, or by returning your proxy card by mail. The Proxy Statement explains more about proxy voting. Please read it carefully.

I look forward to meeting those of you who will be able to attend the Special Meeting, and I appreciate your continued support of our Company.

Sincerely,

/s/ Dwight Gorham
Dwight Gorham
Chief Executive Officer

INTELGENX TECHNOLOGIES CORP.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY, NOVEMBER 28, 2023

To the Shareholders of IntelGenx Technologies Corp.:

NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of IntelGenx Technologies Corp., a Delaware corporation ("IntelGenx" or the "Company"), will be held on Tuesday, November 28, 2023 at 11:00 a.m. Eastern Time as a virtual meeting only. Shareholders wishing to attend the Special Meeting online must register in advance at Register.proxypush.com/IGXT prior to the deadline of 5:00 p.m. Eastern Time on November 24, 2023. In order to attend the Special Meeting, shareholders will be required to enter the control number found on their proxy card or voting instruction form included in your proxy materials. Upon completing the shareholder registration, shareholders will receive further instructions via email, including unique links that will allow shareholders to access the Special Meeting and vote online. Shareholders will be able to submit questions for the Special Meeting by using the box provided during the registration process only. You will not be able to attend the Special Meeting in person.

Pursuant to the rules adopted by each of the Securities and Exchange Commission (the "SEC") and the Canadian securities regulatory authorities (pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101")), we have elected to provide access to our Special Meeting materials, which include this Proxy Statement, over the Internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability of Proxy Materials to our shareholders of record as of October 2, 2023 (the "Record Date") for the first time on or about October 16, 2023. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Special Meeting materials and will also contain instructions on how to request a printed copy of the Special Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date.

We encourage you to log into the Special Meeting at least 15 minutes prior to the commencement of the meeting. You may begin to log into the Special Meeting Virtual Platform beginning at 10:45 a.m. Eastern Time on Tuesday November 28, 2023. The Special Meeting will begin promptly at 11:00 a.m. Eastern Time If you encounter any difficulties with the Virtual Platform on the day of the special meeting, navigate to the FAQ guide linked in your meeting access email.  There you will find answers to common questions as well as a toll free number for further assistance. Support will be available starting at 10:00 a.m. Eastern Time on November 28, 2023 and will remain available until the Special Meeting has finished.

The Special Meeting is being held for the following purposes:

1. To amend the Company's Certificate of Incorporation to increase the authorized common stock from 450,000,000 shares of common stock to 580,000,000 shares of common stock;

2. To approve (i) for purposes of complying with Section 607(e) of the Toronto Stock Exchange ("TSX") Company Manual, the conversion of notes (the "Subsequent Notes") issuable to atai Life Sciences AG ("atai") pursuant to the subscription by atai (the "Subsequent atai Subscription") for 750 units (the "Subsequent Units") comprised of Subsequent Notes and warrants (the "Subsequent Warrants") and conversion of notes (the "Call Option Notes") issuable to atai upon exercise of a right (the "Call Option"), at any time prior to August 31, 2026, to purchase up to 7,401 units (the "Call Option Units") comprised of Call Option Notes and warrants (the "Call Option Warrants") at a price of US$0.185 per share of common stock of the Company (each, a "Share") which conversion price may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time of issuance of the Subsequent Notes and the Call Option Notes, respectively, (ii) for purposes of complying with Section 607(e) of TSX Company Manual, the payment of interest (the "Interest") payable to atai pursuant to the second amended and restated loan agreement effective as of September 30, 2023 among the Company, IntelGenx Corp. and atai (the "Second Loan Agreement") in Shares at a price of US$0.185 per Share, which may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time such Interest becomes due, and (iii) for purposes of complying with Section 607(i) of the TSX Company Manual, the exercise of Subsequent Warrants and Call Option Warrants at an exercise price of US$0.26 per Share, which may be less than the market price of the Shares at the time of issuance of the Subsequent Warrants and the Call Option Warrants, respectively;

3. To approve for purposes of complying with Section 607(g)(i) of the TSX Company Manual, the issuance of Shares in excess of 24.99% of the issued and outstanding Shares in connection with (i) the non-brokered private placement (the "Offering") of units (the "Initial Units") announced on August 31, 2023 (upon conversion of the notes comprising part of the Initial Units (the "Initial Notes"), exercise of the warrants comprising part of the Initial Units (the "Initial Warrants") and/or the payment of interest on the Initial Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be), and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares);

4. To approve for purposes of complying with Section 607(g)(ii) of the TSX Company Manual, the issuance of Shares to "insiders" of the Company (as such term is defined in the policies of the TSX) in excess of 9.99% of the issued and outstanding Shares pursuant to (i) the Offering (upon conversion of the Initial Notes, exercise of the Initial Warrants and/or the payment of interest on the Initial Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares);

5. To approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals; and

6. To consider and transact such other business as may properly come before the Special Meeting and any adjournments thereof.

The foregoing items are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Company's Board of Directors has fixed the close of business on October 2, 2023 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof.

Dated: October 16, 2023	By Order of the Board of Directors,

/s/ Ingrid Zerbe Ingrid Zerbe Corporate Secretary

PLEASE PROMPTLY VOTE OVER THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

It is desirable that as many shareholders as possible be represented, virtually or by proxy, at the Special Meeting. Consequently, whether or not you now expect to attend the Special Meeting, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is exercised, and the giving of a proxy will not affect your right to vote in person if you attend the Special Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1-5 SET FORTH HEREIN.

TABLE OF CONTENTS

i

INTELGENX TECHNOLOGIES CORP.

6420 Abrams
Ville St-Laurent, Quebec H4S 1Y2

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

TUESDAY, NOVEMBER 28, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of IntelGenx Technologies Corp. (the "Company") for use at the Company's Special Meeting of Shareholders to be held virtually on Tuesday, November 28, 2023, and at any adjournment thereof (the "Special Meeting"). Further, solicitation of proxies may be made personally, by post or by telephone by regularly employed officers (each an "Officer" and collectively, the "Officers") and other employees of the Company, who will receive no additional compensation for such solicitation. The Company also engaged Innisfree M&A Incorporated ("Innisfree") to provide consulting, analytical and proxy solicitation services in connection with the Special Meeting. This solicitation may be undertaken personally, by mail or by telephone. Innisfree will receive a fee of $15,000, plus out-of-pocket costs and expenses, for its services.

Only shareholders of record (each a "Shareholder" and collectively, the "Shareholders") at the close of business on October 2, 2023 (the "Record Date") are entitled to vote at the Special Meeting. As of the Record Date, there were 174,658,097 issued and outstanding shares of the Company's common stock (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Special Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with such Shareholder's instructions and, unless contrary directions are given, will be voted "FOR" each of the five proposals described herein (each a "Proposal" and collectively the "Proposals"). Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting.

If a Shareholder attends and votes at the virtual Special Meeting, they will be considered to have attended and voted "in person". The presence virtually at the Special Meeting or by properly executed proxy of holders representing one third of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Special Meeting. Assuming a quorum is present at the Special Meeting, and the approval of directors of the Board (each a "Director" and collectively, the "Directors"), Proposal 1 presented herein requires the approval of a majority of the shares of Common Stock outstanding as of the Record Date. Abstentions will have no effect on Proposal 1 in tabulations of the votes cast on this proposal. Proposal 2 presented herein requires the approval of a majority of the votes cast by Shareholders entitled to vote and present virtually or represented by proxy at the Special Meeting, other than the votes cast by atai Life Sciences AG ("atai"). Proposals 3 and 5 presented herein require the approval of a majority of the votes cast by Shareholders entitled to vote and present virtually or represented by proxy at the Special Meeting. Proposal 4 presented herein requires the approval of a majority of the votes cast by Shareholders entitled to vote and present virtually or represented by proxy at the Special Meeting, other than the votes cast by insiders participating directly or indirectly in the transactions described under "Financing Transactions" below. A majority of votes cast means that the number of votes cast "FOR" a matter exceeds the number of votes cast "AGAINST" that matter. Votes cast by proxy or in person at the Special Meeting will be tabulated by our transfer agent, Pacific Stock Transfer Company, which will act as inspector of elections and which will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either "for" or "against" Proposals 2 through 5 in tabulations of the votes cast on these proposals.

The Board has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote "FOR" Proposals 1 through 5.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Shareholders on or about October 19, 2023.

The date of this Proxy Statement is October 16, 2023

INSTRUCTIONS FOR THE SPECIAL MEETING

The Special Meeting will be in a completely virtual format and will be conducted by way of a live audio webcast through the Virtual Platform. There will be no physical Special Meeting location.

How to Attend

You are entitled to attend and participate in the Special Meeting if you were a Shareholder as of the close of business on October 2, 2023, the Record Date, or hold a valid proxy for the Special Meeting. In order to attend the Special Meeting, you must register in advance at https://register.proxypush.com/IGXT prior to the deadline of November 24, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions at the time of registration. The Special Meeting webcast will begin promptly at 11:00 a.m. Eastern Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

If you hold your shares of Common Stock as a record holder (that is, your shares are in your name), you can register to attend the Special Meeting at https://register.proxypush.com/IGXT by using the control number found on your proxy card. If you hold your shares in "street name" (that is, your shares are held of record by a broker, bank or other nominee), you will receive a control number from your broker, bank or other nominee which you can use to register at https://register.proxypush.com/IGXT. In either case, once you have registered to attend, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions at the time of registration. If you hold your shares of Common Stock as a record holder, you will be able to vote your shares at the Special Meeting provided you register in a timely basis. However, if you hold your shares in "street name", in order to vote your shares at the Special Meeting you will need to follow the procedures set forth in the section below "Voting at the Special Meeting".

Voting at the Special Meeting

To vote at the Special Meeting, you must register in advance at https://register.proxypush.com/IGXT prior to the deadline of November 24, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting. If you are a Shareholder of record, you can vote at the Special Meeting by accessing the Special Meeting website and entering the control number found on your proxy card and following the instructions on the website for voting at the Special Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the "beneficial owner" of those shares and those shares are considered as held in "street name". If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the Special Meeting, you must, in addition to registering in advance at https://register.proxypush.com/IGXT, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Special Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank, to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote at the Special Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to alamb@PacificStockTransfer.com. You may also mail or fax proof of your legal proxy to:

Pacific Stock Transfer Company
Attn: Angela L. Lamb
6725 Via Austi Parkway, Suite 300
Las Vegas, NV 89119
Fax: 702-433-1979

Requests for registration must be labelled as "Legal Proxy" and be received no later than November 24, 2023. You will receive a confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

1. WHY AM I RECEIVING THESE MATERIALS?

We have made this Proxy Statement and proxy card available to you on the Internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Special Meeting, including any adjournments or postponements thereof. You are invited to attend the Special Meeting online; however, you are not required to attend the Special Meeting in order to vote your shares. Instead, you may simply complete, sign and return the proxy card, or follow the instructions below to submit your proxy over the telephone or on the Internet.

This Proxy Statement, the Notice of Internet Availability of Proxy Materials, the Notice of Special Meeting and accompanying proxy card were first made available for access by our Shareholders on or about October 16, 2023 to all Shareholders of record entitled to vote at the Special Meeting.

2. WHAT IS A PROXY?

It is your legal designation of another person to vote the Common Stock that you own. That other person is called a "proxy". If you designate someone as your proxy in a written document, that document is also called a "proxy" or a "proxy card." Each of Dr. Horst G. Zerbe, Chairman of the Board, and Andre Godin, President and Chief Financial Officer, has been designated as a proxy for the Special Meeting.

3. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The Record Date for the Special Meeting is October 2, 2023. The Record Date is established by the Company as required by the Delaware General Corporation Law and our by-laws. Shareholders (registered shareholders and street name holders) at the close of business on the Record Date are entitled to:

(a) receive notice of the Special Meeting; and

(b) vote at the Special Meeting and any adjournments or postponements of the Special Meeting.

4. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED SHAREHOLDER AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of Common Stock are registered in your name on the books and records of our transfer agent, you are a registered Shareholder.

If your shares of Common Stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Questions 12 and 14 below describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of Common Stock without instructions from you.

5. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a) Vote by Internet:

All Shareholders can vote by Internet as instructed on the proxy card.

(b) In Writing:

All Shareholders can vote by mailing in their completed proxy card (in the case of registered Shareholders) or their completed vote instruction form (in the case of street name holders).

(c) At the Special Meeting:

All Shareholders may vote online at the Special Meeting (unless they are street name holders without a legal proxy).

6. HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the Special Meeting by:

(a) giving written notice to our Corporate Secretary;

(b) delivering a later-dated proxy; or

(c) voting at the Special Meeting.

7. WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on October 2, 2023, the Record Date for the Special Meeting. Each share of our Common Stock is entitled to one (1) vote.

8. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are registered differently or that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent for the Proxy Service is Pacific Stock Transfer Company, 6725 Via Austi Parkway, Suite 300, Las Vegas, NV 89119, Tel. 702-361-3033.

9. WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the Special Meeting. If your shares are held in street name, see "What is a Broker Non-Vote?" below regarding the ability of banks, brokerage firms or other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion, under some circumstances.

10. WHAT ARE THE VOTING CHOICES?

When voting to approve Proposals 1 through 5, Shareholders may:

(a) vote "FOR" the proposal;

(b) vote "AGAINST" the proposal; or

(c) "ABSTAIN" from voting on the proposal.

Please refer to Proposals 1 through 5 below for the vote required with respect to each proposal.

11. WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies that are signed and returned or submitted by e-mail will be voted "FOR" Proposals 1 through 5.

12. WHAT IS A BROKER NON-VOTE?

If you are the beneficial owner of shares held in street name, you should instruct the organization which holds your shares how to vote your shares. If you do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote".

At the Special Meeting, we believe that Proposals 1 and 5 are "routine" matters and Proposals 2 through 4 are "non-routine" matters. For additional information on the effect of broker non-votes, see Question 14 below.

13. WHAT IS AN ABSTENTION?

An abstention is a Shareholder's affirmative choice to decline to vote on a proposal. Under applicable rules, abstentions may or may not be included in the vote totals.

14. WHAT IS THE EFFECT OF BROKER NON-VOTES AND ABSTENTIONS?

On Proposal 1 (the increase in authorized Common Stock), we believe that broker non-votes and abstentions will have the same effect as votes against this proposal. We believe that Proposal 1 would be considered a "routine" matter. If you hold shares of our Common Stock in street name, in the absence of timely directions, we believe that your broker will have discretion to vote your shares on Proposal 1.

On Proposal 2 (the approval of pricing terms), we believe that broker non-votes and abstentions will not be included in vote totals and will not affect the outcome of the vote.

On Proposal 3 (the issuance of shares in excess of 24.99%), we believe that broker non-votes and abstentions will not be included in vote totals and will not affect the outcome of the vote.

On Proposal 4 (the issuance of shares to "insiders" in excess of 9.99%), we believe that broker non-votes and abstentions will not be included in vote totals and will not affect the outcome of the vote.

On Proposal 5 (the adjournment proposal), we believe that broker non-votes and abstentions will have the same effect as votes against this proposal. We believe that Proposal 5 would be considered a "routine" matter. If you hold shares of our Common Stock in street name, in the absence of timely directions, we believe that your broker will have discretion to vote your shares on Proposal 5.

15. HOW MANY VOTES MUST BE PRESENT TO HOLD THE SPECIAL MEETING?

To hold the Special Meeting and conduct business, one third of our issued and outstanding shares of Common Stock entitled to vote as of October 2, 2023 must be present or represented by proxy at the Special Meeting. As of the date of this Notice of Special Meeting and Proxy Statement, 174,658,097 shares of our Common Stock were issued and outstanding and entitled to vote. Shares representing one third of our Common Stock must be present. This is called a "quorum".

Votes are counted as present at the Special Meeting if the Shareholder either:

(a) attends and votes at the Special Meeting; or

(b) has properly voted by Internet or submitted a proxy card.

16. WHERE CAN I FIND THE VOTING RESULTS OF THE SPECIAL MEETING?

We will announce preliminary voting results at the Special Meeting and publish final results on a current report filed on Form 8-K promptly following the end of the Special Meeting and by issuing a press release.

17. UNDER WHAT CIRCUMSTANCES WOULD THE SPECIAL MEETING BE ADJOURNED?

The Special Meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum. In the event that the necessary quorum to transact business, the chairman of the Special Meeting may adjourn the Special Meeting with respect to the proposals, or the persons named as proxies may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposals.

Any adjournment may be made without notice, other than by an announcement made at the Special Meeting, by the affirmative vote of a majority of the voting shares present in person or by properly executed proxy at the Special Meeting.

18. WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about any of the proposals to be presented at the Special Meeting or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, you should contact:

INTELGENX TECHNOLOGIES CORP.
6420 Abrams
Ville St-Laurent, Quebec H4S 1Y2
Telephone: 514-331-7440
Facsimile: 514-331-0436
Email: ingrid@intelgenx.com
Attention: Ingrid Zerbe

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER SPECIAL MEETING TO
BE HELD ON NOVEMBER 28, 2023:

This Proxy Statement is available at
https://annualgeneralmeetings.com/igxtsp2023

FINANCING TRANSACTIONS

On August 31, 2023, the Company announced the closing of the first tranche of a non-brokered private placement (the "Offering") of units ("Units") for aggregate gross proceeds of approximately US$3 million, including US$750,000 to be received by the Company pursuant to the Subsequent atai Subscription (as defined below) once the General Shareholder Approval and the Insider Shareholder Approval (each as defined below) have been obtained.

Until October 13, 2023, IntelGenx could complete one or more additional closings of the Offering, up to the sum of US$2,970,000 and C$1,400,000 in aggregate gross proceeds (inclusive of the atai Proceeds (as defined below)). Pursuant to the Offering, (i) United States subscribers could subscribe for Units (the "US Units") at a price of US$1,000 per US Unit, each US Unit being comprised of a US$1,000 principal amount convertible promissory note (the "US Notes") and 5,405 common stock purchase warrants (the "US Warrants"); and (ii) Canadian and other subscribers located outside the United States could subscribe for Units (the "Cdn Units") at a price of C$1,000 per Cdn Unit, each Cdn Unit being comprised of a C$1,000 principal amount convertible promissory note (the "Cdn Notes" and, together with the US Notes, the "Notes") and 4,000 common stock purchase warrants (the "Cdn Warrants" and, together with the US Warrants, the "Warrants").

The US Notes and Cdn Notes are convertible into shares of common stock of the Company (the "Shares") at the option of the holder at a price of US$0.185 (the "US Conversion Price") and C$0.25 per Share, respectively, at anytime following their issuance up to and including August 31, 2026, and bear interest at 12% per annum, payable quarterly, in arrears, with first payment due September 30, 2023 and every 3 months thereafter. The US Warrants and the Cdn Warrants entitle the holders thereof to purchase Shares at a price of US$0.26 (the "US Exercise Price") and C$0.35 per Share, respectively, for a period of 3 years following their issuance. The US Conversion Price and the US Exercise Price represented a 19% premium and 67% premium, respectively, to the volume weighted average price (VWAP) of the Shares on the Toronto Stock Exchange ("TSX") for the five trading days ending on August 31, 2023, the date atai entered into definitive agreements with the Company with respect to the Financing Transactions (as defined below), converted into US dollars based on the Bank of Canada exchange rate on August 31, 2023 of C$1.00 equal to US$0.7390. The Conversion Price and US Exercise Price were determined pursuant to negotiations among the Company and atai, a non-arm's length party to the Company, with reference to the market price of the Shares at such time.

atai, a significant shareholder and partner of the Company, subscribed, on August 31, 2023, to 2,220 US Units (the "Initial Units") consisting of US$2,220,000 principal amount of US Notes (the "Initial Notes") and 11,999,100 US Warrants (the "Initial Warrants") for aggregate gross proceeds to the Company of US$2,220,000 (the "Initial atai Proceeds"). In addition, atai committed to subscribe for an additional 750 US Units (the "Subsequent Units") consisting of US$750,000 principal amount of US Notes (the "Subsequent Notes") and an aggregate of 4,053,750 US Warrants (the "Subsequent Warrants") for additional aggregate gross proceeds to the Company of US$750,000 (collectively with the Initial atai Proceeds, the "atai Proceeds") on the same terms (the "Subsequent atai Subscription"), subject to the Company obtaining the General Shareholder Approval and the Insider Shareholder Approval.

The Notes and the Warrants include "blocker" provisions. See below "Shareholder Approvals".

IntelGenx intends to use the proceeds of the Offering to fund the Company's wholly-owned Canadian subsidiary, continuing formulation and development efforts related to ongoing collaborations between IntelGenx and atai as well as working capital and expenses related to the Offering.

Amendment to the Amended and Restated Loan Agreement and Second Amended and Restated Loan Agreement

On August 31, 2023, the Company entered into an amending agreement (the "Amending Agreement") in respect of the amended and restated loan agreement dated as of September 14, 2021 (the "Loan Agreement") between the Company, as borrower, and atai, as lender with respect to a secured loan in the amount of US$8,500,000, bearing interest at 8% pursuant to which, among other things, the maturity date of the Loan Agreement was extended from January 5, 2024 to January 5, 2025, and the Company granted additional security to atai over any non-licensed intellectual property of the Company (the "Loan Amendment").

Effective as of September 30, 2023, the Company and atai entered into a second amended and restated loan agreement amending and restating the Loan Agreement (the "Second Loan Agreement") to provide, among other things, for the ability for atai to convert the principal and accrued interest outstanding (the "Interest") under the Second Loan Agreement into Shares at the US Conversion Price (the "Conversion Feature"). The Second Loan Agreement includes the same "blocker" provisions as those included in the Notes and the Warrants (see below "Shareholder Approvals").

Call Option

Effective September 30, 2023, the Company and atai entered into an amendment (the "Subscription Agreement Amendment") to the subscription agreement entered into by and between the Company and atai in connection with the Offering, to provide atai, subject to obtaining TSX approval and the Shareholder Approvals (as defined below), with the right (the "Call Option") to purchase up to an additional 7,401 US Units (the "Call Option Units") at any time prior to August 31, 2026. The Call Option Units, to the extent atai exercises the Call Option in whole or in part, will be issued on the same terms as the US Units, including with respect to the US Conversion Price, maturity date and interest rate on the Notes (the "Call Option Notes"), as well as the number of Warrants (the "Call Option Warrants") issued in connection therewith, exercisable at the US Exercise Price. The Subscription Agreement Amendment provides that (i) the issuance of any Call Option Units will result in a corresponding reduction in atai's remaining purchase right pursuant to the amended and restated securities purchase agreement dated May 14, 2021 (the "2021 Purchase Right"), which such 2021 Purchase Right to be reduced by the maximum number of Shares issuable in connection with such Call Option Units (assuming the conversion of the principal amount outstanding under the Call Option Notes comprising part of such Call Option Units, and the exercise of all Call Option Warrants comprising part of such Call Option Units), and (ii) in the event that the 2021 Purchase Right has been fully or partially exercised such that the aggregate number of Shares issued thereunder together with the number of Shares issuable in accordance with the Call Option would exceed 100,000,000, the number of Shares that may be issued in connection with the Call Option will be reduced such that the aggregate number of Shares issuable in accordance with the Call Option does not exceed 100,000,000. In addition, pursuant to the Subscription Agreement Amendment, the number of Shares available under the 2021 Purchase Right was reduced from 130,000,000 Shares to 100,000,000 Shares, such that in no event shall the aggregate number of Shares issuable in accordance with the Call Option and the 2021 Purchase Right exceed 100,000,000.

The Offering, the Subsequent atai Subscription, the Loan Amendment, the Second Loan Agreement implementing the Conversion Feature and the grant of the Call Option pursuant to the Subscription Agreement Amendment are collectively referred to herein as the "Financing Transactions".

The US Conversion Price applicable to the conversion of the Notes (including the Subsequent Notes and the Call Option Notes, subject to the Company obtaining the Pricing Shareholder Approval (as defined below)) and to the conversion of the principal and, subject to the Company Obtaining the Pricing Shareholder Approval, outstanding Interest pursuant to the Second Loan Amendment, into Shares is subject to customary anti-dilution adjustments from time to time. The US Exercise Price applicable to the exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval) is subject to customary anti-dilution adjustments from time to time.

Shareholder Approvals

The Notes and the Warrants include "blocker" provisions to ensure that, unless shareholder approval is obtained in accordance with the rules of the TSX, (i) the aggregate number of Shares issuable in connection with the Offering (upon conversion of the Notes, exercise of the Warrants and/or the payment of interest on the Notes in Shares, as the case may be) is limited to 43,664,524 Shares, which equals 24.99% of the issued and outstanding Shares (on a non-diluted basis) as of the date hereof (the "General Cap"), and (ii) the aggregate number of Shares that may be issued to "insiders" of the Company (as such term is defined in the policies of the TSX) pursuant to the Offering (upon conversion of the Notes, exercise of the Warrants and/or the payment of interest on the Notes in Shares, as the case may be), is limited to 17,465,809 Shares, which equals 9.99% of the issued and outstanding Shares as of the date hereof (the "Insider Cap").

The Second Loan Agreement includes "blocker" provisions to ensure that, unless shareholder approval is obtained in accordance with the rules of the TSX, (i) the aggregate number of Shares issuable in connection with the Offering (upon conversion of the Notes (including the Subsequent Notes and the Call Option Notes, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval) and/or the payment of the interest on the Notes in Shares, as the case may be) and the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature) is limited to the General Cap, and (ii) the aggregate number of Shares that may be issued to "insiders" of the Company (as such term is defined in the policies of the TSX) pursuant to the Offering (upon conversion of the Notes (including the Subsequent Notes and the Call Option Notes, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval) and/or the payment of the interest on the Notes in Shares, as the case may be) and the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature), is limited to the Insider Cap.

At the Special Meeting, the Company is seeking:

(i) disinterested Shareholder approval of (i) the conversion of Subsequent Notes and the Call Option Notes at a price of US$0.185 per Share, which may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time of issuance of the Subsequent Notes and Call Option Notes, as applicable, in accordance with Section 607(e) of the TSX Company Manual, (ii) the payment of Interest in Shares at a price of US$0.185 per Share, which may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time such Interest becomes due, in accordance with Section 607(e) of the TSX Company Manual, and (iii) the exercise of Subsequent Warrants and Call Option Warrants at an exercise price of US$0.26 per Share, which may be less than the market price of the Shares at the time of issuance of the Subsequent Warrants and Call Option Warrants, as applicable, in accordance with Section 607(i) of the TSX Company Manual (the "Pricing Shareholder Approval").

(ii) Shareholder approval to the issuance of Shares in connection with (i) the Offering (upon conversion of the Notes, exercise of the Warrants and/or the payment of interest on the Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature) above the General Cap, in accordance with Section 607(g)(i) of the TSX Company Manual (the "General Shareholder Approval"); and

(iii) disinterested Shareholder approval to the issuance of Shares to "insiders" of the Company (as such term is defined in the policies of the TSX), pursuant to (i) the Offering (upon conversion of the Notes, exercise of the Warrants and/or the payment of interest on the Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature) above the Insider Cap, in accordance with Section 607(g)(ii) of the TSX Company Manual (the "Insider Shareholder Approval" and, together with the Pricing Shareholder Approval and the General Shareholder Approval, the "Shareholder Approvals").

The Financing Transactions are, by their terms, cross-conditional and rely on the Company obtaining each of the Shareholder Approvals. Should the Company fail to obtain any of the Pricing Shareholder Approval, the General Shareholder Approval or the Insider Shareholder Approval, the Company would be deemed in default of its obligations under the Loan Amendment, Second Loan Agreement, the Notes, the Subscription Agreement Amendment and the Warrants.

Potential Dilution

As of the date hereof, without obtaining the Shareholder Approvals, (1) the aggregate number of Shares issuable in connection with (i) the Offering (upon conversion of the Initial Notes, exercise of the Initial Warrants and/or the payment of interest on the Initial Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature)  is limited to 43,664,524 Shares, which equals 24.99% of the issued and outstanding Shares (on a non-diluted basis) as of the date hereof and (2) the aggregate number of Shares that may be issued to "insiders" of the Company (as such term is defined in the policies of the TSX), pursuant to (i) the Offering (upon conversion of the Initial Notes, exercise of the Initial Warrants and/or the payment of interest on the Initial Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature), is limited to 17,465,809 Shares, which equals 9.99% of the issued and outstanding Shares as of the date hereof.

The number of Shares issuable upon conversion of the principal amount of Notes (including the Subsequent Notes and the Call Option Notes, subject to the Company obtaining the Pricing Shareholder Approval) does not represent the maximum number of Shares issuable under the Notes. In addition to the Shares issuable upon conversion of the principal amount of Notes (including the Subsequent Notes and the Call Option Notes, subject to the Company obtaining the Pricing Shareholder Approval) at the US Conversion Price, a greater number of Shares may be issuable in the event the Company elects to pay interest on the Notes in Shares (subject to prior approval of the TSX), depending on the market price of the Shares at the time of such election.

The following table sets out potential dilution scenarios, assuming (i) receipt of the Shareholder Approvals, (ii) conversion of the Notes (including the Subsequent Notes and the Call Option Notes), (iii) exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants), (iv) conversion of the principal outstanding under the Second Loan Agreement into Shares, (v) payment of the Interest accrued and outstanding under the Second Loan Agreement in Shares and (vi) payment of interest on the Notes (including the Subsequent Notes and the Call Option Notes) in Shares at the indicative market prices set out below (representing the lower, higher and median closing prices of the Shares on TSX during the 12-month period ended August 31, 2023, all as converted into US dollars based on the Bank of Canada exchange rate on August 31, 2023 of C$1.00 equal US$0.7390).

	Assuming market price of US$0.1182 (C$0.16) at the time of payment of interest on the Notes in Shares	Assuming market price of US$0.1774 (C$0.24) at the time of payment of interest on the Notes in Shares	Assuming market price of US$0.2365 (C$0.32) at the time of payment of interest on the Notes in Shares
Shares issued and outstanding(1)	174,658,097	174,658,097	174,658,097
Shares issuable upon conversion of the principal amount of Initial Notes	12,000,000	12,000,000	12,000,000
Shares issuable upon conversion of the principal amount of Subsequent Notes	4,054,054	4,054,054	4,054,054
Shares issuable upon conversion of the principal amount of Call Option Notes	40,005,405	40,005,405	40,005,405
Shares issuable in payment of interest on the Initial Notes(2)	6,761,421	4,505,073	3,379,281
Shares issuable in payment of interest on the Subsequent Notes(2)	2,284,264	1,521,984	1,141,649
Shares issuable in payment of interest on Call Option Notes(2)	22,541,117	15,018,940	11,265,793
Shares issuable upon exercise of Initial Warrants	11,999,100	11,999,100	11,999,100
Shares issuable upon exercise of Subsequent Warrants	4,053,750	4,053,750	4,053,750
Shares issuable upon exercise of Call Option Warrants	40,002,405	40,002,405	40,002,405
Shares issuable upon conversion of principal amount outstanding pursuant to the Second Loan Agreement	45,945,946	45,945,946	45,945,946
Shares issuable in payment of Interest pursuant to the Second Loan Agreement(3)	10,489,152	10,489,152	10,489,152
Maximum number of Shares issuable	200,136,614	189,595,809	184,336,535
Potential dilution(4)	114.59%	108.55%	105.54%

Notes:

(1) As of August 31, 2023.

(2) Based on term of three years to maturity, assuming payment of all interest in Shares.

(3) Based on maximum Interest payable to maturity, assuming payment of all Interest due from the date of the Second Loan Agreement in Shares.

(4) Excluding potential dilution resulting from the exercise by atai, in whole or in part, of the 2021 Purchase Rights, as may be adjusted upon the issuance of Call Option Units.

atai and the Company did not enter and will not enter into any voting trust or similar agreement in connection with the Financing Transactions.

Related Party Transactions

atai is an insider of the Company as a result of its beneficial ownership of, or control or direction over, directly or indirectly, greater than 10% of the outstanding Shares. The participation of atai in the Offering, the Loan Amendment, the Second Loan Agreement, the Subsequent atai Subscription and the grant of the Call Option, both considered independently as well as together as a whole, constitute a "related party transaction" within the meaning of Multilateral Instrument 61-101 - Protection of Minority Security Holders in Special Transactions ("MI 61-101") which, absent any available exemption, would require a formal valuation and minority approval under MI 61-101. No other insiders are participating in the Financing Transactions, and the Financing Transactions will not result in the creation of a new insider or otherwise materially affect control of the Company, as atai is currently deemed to be a control person of the Company.

In connection with the Offering, atai purchased 2,220 Initial Units, and agreed to purchase an additional 750 Subsequent Units upon the satisfaction of certain conditions. In connection with the Second Loan Agreement, atai has been granted the right to convert, at its option, the principal and, subject to the Company obtaining the Pricing Shareholder Approval, accrued Interest outstanding under the Second Loan Agreement into a maximum of 56,435,098 Shares. Subject to obtaining the Shareholder Approvals, atai will have the right at any time prior to August 31, 2026, pursuant to the Call Option, to purchase up to 7,401 Call Option Units. See "Potential Dilution".

Immediately prior to the Offering, atai had ownership and control over 37,300,000 Shares representing approximately 21.4% of the issued and outstanding Shares, on a non-diluted basis. Assuming (i) receipt of the Shareholder Approvals, (ii) conversion of the Notes (including the Subsequent Notes and the Call Option Notes), (iii) exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants), (iv) conversion of the principal outstanding under the Second Loan Agreement into Shares, (v) payment of the Interest accrued and outstanding under the Second Loan Agreement in Shares and (vi) payment of interest on the Notes (including the Subsequent Notes and the Call Option Notes) in Shares at the median indicative market price of US$0.1774 per Share as set out under "Potential Dilution" above, but excluding potential dilution resulting from the exercise by atai, in whole or in part of the 2021 Purchase Rights, atai would beneficially own or control in aggregate 226,895,809 Shares representing approximately 62.3% of the issued and outstanding Shares of the Company, on a partially diluted basis.

The board of directors of the Company unanimously determined that the Company may rely on the "financial hardship" exemption from the formal valuation and minority approval requirements set out in Section 5.5(g) and Section 5.7(e) of MI 61-101 with respect to such transactions, given that the Company is in serious financial difficulty, the participation of atai in the Offering, the Loan Amendment, the Second Loan Agreement, the Subsequent atai Subscription and the grant of the Call Option are designed to improve the financial position of the Company, and the exemption provided for in Section 5.5(f) of MI 61-101 is not available, as the transactions contemplated are not subject to court approval under bankruptcy or insolvency law. In addition, the Company has one or more independent directors who have determined that the terms and conditions of the participation of atai in the Offering, the Loan Amendment, the Second Loan Agreement, the Subsequent atai Subscription and the grant of the Call Option are reasonable for the Company in the circumstances and are in its best interests.

PROPOSAL 1

PROPOSAL TO AMEND CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK SHARES

General

The Company's Certificate of Incorporation, as amended, currently authorizes the issuance of up to 450,000,000 shares of Common Stock, par value $0.00001 per share. On September 30, 2023, the Board unanimously adopted a resolution approving, subject to the approval of our shareholders, an amendment to paragraph Four of the Certificate of Incorporation, as amended (the "Amendment"), to increase the total number of shares of common stock that we are authorized to issue from 450,000,000 shares to 580,000,000 shares.

The Board believes that increasing the authorized share capital is in the best interest of the Company and its shareholders and unanimously recommends that shareholders of the Company approve the Amendment of the Certificate of Incorporation to increase the Company's authorized Common Stock from 450,000,000 shares to 580,000,000 shares.

Text of the Proposed Amendment

We propose to amend the existing language of Fourth paragraph of the Certificate of Incorporation, as amended, as follows:

"Fourth. The Corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.00001. The second class of stock shall be "blank check" preferred stock, par value $0.00001. The "blank check" preferred stock, or any series thereof, shall have such voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors pursuant to authority expressly vested in it by the provisions of this Certificate of Incorporation, provided that the matter in which such facts shall operate upon such voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock which is the Corporation is authorized to issue is as follows:

Class	Par Value	Authorized Shares
Common stock	$0.00001	580,000,000
Preferred stock	$0.00001	20,000,000

The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding Common Stock. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding Common Stock, except for effects incidental to increasing the number of shares of our Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock, to the extent the Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the proposed amendment of the Company's Certificate of Incorporation. In addition, by voting in favor of the Amendment, you are also expressly authorizing our Board to delay for one year or abandon the Amendment to increase the number of shares of our Common Stock that we are authorized to issue from 450,000,000 to 580,000,000 shares if it determines, in its sole discretion, that such action is in the best interests of the Company and its shareholders.

Rationale for the Amendment

As of the Record Date, 174,658,097 shares of our Common Stock were issued and outstanding. In addition, 10,326,794 shares of Common Stock are reserved for issuance upon exercise of outstanding stock options under the Company's Stock Option Plan and RSU Plan, approximately 4,468,864 are reserved for future awards under our 2022 Stock Option Plan, 60,749,850 shares of Common Stock are reserved for the potential exercise of outstanding warrants, 36,560,959 shares of Common Stock are reserved for the potential conversion of outstanding convertible notes and debentures, 56,435,098 shares of Common Stock are reserved for the potential conversion of outstanding principal and interest pursuant to a loan agreement, and 100,000,000 shares of Common Stock are reserved for issuance upon exercise of outstanding call options. Without the proposed increase to the authorized share capital, the foregoing leaves 6,800,338 shares, or approximately 1.5% of the currently authorized share amount, available for future use.

The Board believes that the additional authorized shares of Common Stock will provide us with the necessary flexibility to utilize shares for various corporate purposes that may be identified in the future which are expected to enhance shareholder value. These corporate purposes may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions, and other business combinations), future stock dividends, equity or equity-linked offerings and other capital-raising or financing transactions, grants and awards under the stock plan, and other types of general corporate purpose transactions. We believe that it is important to have the flexibility to issue shares of Common Stock beyond the limited amount remaining. Failure to implement the proposed Amendment could, in effect, prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets.

The Board has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. Rather, the proposed Amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the proposed amendment to the Certificate of Incorporation to provide greater flexibility to the Board in considering and planning for our potential future corporate needs. However, the availability of additional authorized shares for issuance may have effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company. There are no plans or arrangements to use the additional authorized shares other than as disclosed in this Proxy Statement.

Neither Delaware law, the Certificate of Incorporation, nor the By-laws provides for appraisal or other similar rights for dissenting shareholders in connection with the proposals in this Proxy Statement. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares

Shareholder Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock on the Record Date is required to approve the amendment of the Company's Certificate of Incorporation. Because the affirmative vote of holders of a majority of the shares of the Company's Common Stock and is required for this proposal, abstentions will have the same effect as votes against this proposal. We believe this proposal is considered a "routine" matter under applicable stock exchange rules, and we expect your broker will have discretion to vote your shares on the proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares "FOR" this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 1.

PROPOSAL 2

PROPOSAL TO APPROVE PRICING TERMS

As discussed under "Financing Transactions", the Company has completed and agreed to complete a series of transactions which include, among others, the Subsequent atai Subscription, the Second Loan Agreement implementing the Conversion Feature and the grant of the Call Option pursuant to the Subscription Agreement Amendment, all of which provide for the potential issuance of Shares to atai at prices between US$0.185 and US$0.26 per Share, as the case may be.

Why does the Company need Shareholder Approval?

Our Shares are listed on the TSX, and as such, we are subject to the requirements of the TSX Company Manual.

Section 607(e) of the TSX Company Manual requires that an issuer obtain disinterested shareholder approval for a private placement where the price per listed security is lower than the market price less the applicable discount (which corresponds to a maximum discount of 25% based on the market price of the Shares as of the date hereof). As the US Conversion Price applicable to the Subsequent Notes and the Call Option Notes may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time of issuance of the Subsequent Notes and Call Option Notes, as applicable, the Company is seeking shareholder approval to issue Shares upon conversion of the Subsequent Notes and Call Option Notes at a conversion price of US$0.185 per Share.  As the Conversion Feature provides for the payment of Interest payable to atai pursuant to the Second Loan Agreement in Shares at a price of US$0.185 per Share, which may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time such Interest becomes due, the Company is seeking shareholder approval to issue Shares in payment of the Interest at a price of US$0.185 per Share.

Section 607(i) of the TSX Company Manual requires that an issuer obtain disinterested Shareholder approval for a private placement where warrants may be issued at an exercise price which is less than the market price of the underlying security. As the US Exercise Price payable upon exercise of the Subsequent Warrants and the Call Option Warrants may be less than the market price of the Shares at the time of issuance of the Subsequent Warrants and Call Option Warrants, as applicable, the Company is seeking shareholder approval to issue Shares upon exercise of the Subsequent Warrants and the Call Option Warrants at a price of US$0.26 per Share.

What is the Effect on Current Shareholders if the Pricing Shareholder Approval is obtained?

If our Shareholders approve this proposal, we will be able to issue the Subsequent Units (comprised of Subsequent Notes and Subsequent Warrants) to atai and potentially issue Call Option Units (comprised of Call Option Notes and Call Option Warrants) to atai upon receipt of additional subscription proceeds. In addition, if our Shareholders approve this proposal, we will be able to satisfy our obligation to pay accrued and outstanding Interest pursuant to the Second Loan Agreement in Shares.

If Shareholders approve this proposal, current Shareholders may experience dilution of their current equity ownership in the Company. See "Potential Dilution".

What is the Effect on Current Shareholders if the Pricing Shareholder Approval is not obtained?

If this proposal is not approved, the Company would be unable to accept atai's subscription for the Subsequent Units and grant the Call Option to atai, which could lead to loss of potential future proceeds (from the sale of the Subsequent Units and the Call Option Units and the exercise of the Subsequent Warrants and the Call Option Warrants) and the Company would be deemed in default of its obligations under the Second Loan Agreement, the Notes and the Subscription Agreement Amendment. In addition, the Company would be forced to pay Interest accrued and outstanding pursuant to the Second Loan Agreement in cash.

Shareholder Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting, excluding the votes attached to Shares beneficially owned, or over which control or direction is exercised, by atai, is required to approve Proposal 2. For purposes of such disinterested shareholder approval requirements, the 37,300,000 Shares beneficially owned, directly or indirectly, by atai, representing, as of the Record Date, approximately 21.36% of the issued and outstanding Shares (on a non-diluted basis) will be excluded. Because the affirmative vote of the votes cast at the Special Meeting is required for this proposal, abstentions will have no effect on the outcome of this proposal. We believe this proposal is not considered a "routine" matter under applicable stock exchange rules, and we expect your broker will be unable to vote your Shares on this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your Shares "FOR" this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 2.

PROPOSAL 3

PROPOSAL TO APPROVE GENERAL CAP REMOVAL

As discussed under "Financing Transactions", the Company has completed and agreed to complete a series of transactions which include the Offering, the Subsequent atai Subscription, the Second Loan Agreement implementing the Conversion Feature and the grant of the Call Option pursuant to the Subscription Agreement Amendment, all of which provide for the potential issuance of Shares.

Why does the Company need Shareholder Approval?

Our Shares are listed on the TSX, and as such, we are subject to the requirements in the TSX Company Manual. In order to comply with Section 607(g)(i) of the TSX Company Manual and to satisfy conditions under the Offering, the Subsequent atai Subscription, the Second Loan Agreement and the Subscription Agreement Amendment, we are seeking Shareholder approval to permit the issuance of more than 24.99% of our outstanding Shares in connection with (i) the Offering (upon conversion of the Notes, exercise of the Warrants and/or the payment of interest on the Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature).

Section 607(g)(i) of the TSX Company Manual requires that an issuer obtain Shareholder approval for a private placement for an aggregate number of listed securities issuable greater than 24.99% of the number of securities of the listed issuer which are outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price.

The Notes and the Warrants include "blocker" provisions to ensure that, unless shareholder approval is obtained in accordance with the rules of the TSX, the aggregate number of Shares issuable in connection with the Offering (upon conversion of the Notes, exercise of the Warrants and/or the payment of interest on the Notes in Shares, as the case may be) is limited to the General Cap.

The Second Loan Agreement includes "blocker" provisions to ensure that, unless shareholder approval is obtained in accordance with the TSX rules, the aggregate number of Shares issuable in connection with the Offering (upon conversion of the Notes (including the Subsequent Notes and the Call Option Notes, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval) and/or the payment of the interest on the Notes in Shares, as the case may be) and the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature) is limited to the General Cap.

What is the Effect on Current Shareholders if the General Cap Shareholder Approval is obtained?

If our Shareholders approve this proposal, we will be able to issue Shares upon conversion of the Notes (including the Subsequent Notes and the Call Option Notes, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), the payment of the interest on the Notes in Shares, as the case may be, and/or the Conversion Feature, in excess of the General Cap.

If Shareholders approve this proposal, and the holders elect to convert their Notes or exercise their Warrants in accordance with their terms in excess of the General Cap, current Shareholders may experience dilution of their current equity ownership in the Company. See "Proposed Dilution".

What is the Effect on Current Shareholders if the General Cap Shareholder Approval is not obtained?

If this proposal is not approved, the Company would be unable to permit the conversion of the Notes, the exercise of the Conversion Feature and the exercise of the Warrants in excess of the General Cap and would be forced to pay cash to meet its obligations under the terms of the Notes and the Second Loan Agreement. In addition, the Company would not receive the proceeds from the Subsequent atai Subscription, the potential exercise of the Call Option and the potential exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval) and the Company would be deemed in default of its obligations under the Second Loan Agreement, the Notes, the Subscription Agreement Amendment and the Warrants.

Where can I find more information regarding the Notes and Warrants?

The above descriptions set forth the material terms of the Notes and Warrants. A more detailed description of the Notes, the Warrants, the Offering, the Subsequent atai Subscription and related transaction documents can be read in the Company's Current Report on Form 8-K as filed with the SEC on August 31, 2023.

The Form of Warrants and Form of Notes are attached as exhibits to the Company's Current Report on Form 8-K as filed with the SEC on August 31, 2023.

Shareholder Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal 3. Because the affirmative vote of the votes cast at the Special Meeting is required for this proposal, abstentions will have no effect on the outcome of this proposal. We believe this proposal is not considered a "routine" matter under applicable stock exchange rules, and we expect your broker will be unable to vote your shares on this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares "FOR" this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 3.

PROPOSAL 4

PROPOSAL TO APPROVE INSIDER CAP REMOVAL

As discussed under "Financing Transactions", the Company has completed and agreed to complete a series of transactions which include the Offering, the Subsequent atai Subscription, the Second Loan Agreement implementing the Conversion Feature and the grant of the Call Option pursuant to the Subscription Agreement Amendment, all of which provide for the potential issuance of Shares to atai, an "insider" of the Company (as such term is defined in the policies of the TSX). No other insiders participated in any of the transactions described above.

Why does the Company need Shareholder Approval?

Our Shares are listed on the TSX, and as such, we are subject to the requirements in the TSX Company Manual. In order to comply with section 607(g)(ii) of the TSX Company Manual and to satisfy conditions under the Offering, the Subsequent atai Subscription, the Subscription Agreement Amendment and the Second Loan Agreement, we are seeking Shareholder approval to permit the issuance of more than 9.99% of our outstanding Shares to atai pursuant to (i) the Offering (upon conversion of the Notes, exercise of the Warrants and/or the payment of interest on the Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature).

Section 607(g)(ii) of the TSX Company Manual requires that an issuer obtain Shareholder approval for a private placement for an aggregate number of listed securities issuable to insiders greater than 9.99% of the number of securities of the listed issuer which are outstanding, on a non-diluted basis, prior to the date of closing of the transaction.

The Notes and the Warrants include "blocker" provisions to ensure that, unless shareholder approval is obtained in accordance with the rules of the TSX, the aggregate number of Shares issuable to insiders pursuant to the Offering upon conversion of the Notes (including the Subsequent Notes and the Call Option Notes, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), the payment of the interest on the Notes in Shares, as the case may be, and/or the Conversion Feature is limited to the Insider Cap.

The Second Loan Agreement includes "blocker" provisions to ensure that, unless shareholder approval is obtained in accordance with the TSX rules, the aggregate number of Shares issuable pursuant to the Offering (upon conversion of the Notes (including the Subsequent Notes and the Call Option Notes, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval) and/or the payment of the interest on the Notes in Shares, as the case may be) and the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares, as per the Conversion Feature) is limited to the Insider Cap.

What is the Effect on Current Shareholders if the Insider Cap Shareholder Approval is obtained?

If our Shareholders approve this proposal, we will be able to issue Shares to atai upon conversion of the Notes (including the Subsequent Notes and the Call Option Notes, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval), the payment of the interest on the Notes in Shares, as the case may be, and/or conversion as per the Conversion Feature, in excess of the Insider Cap.

If Shareholders approve this proposal, and the holders elect to convert their Notes or exercise their Warrants in accordance with their terms in excess of the Insider Cap, current Shareholders may experience dilution of their current equity ownership in the Company. See "Proposed Dilution".

What is the Effect on Current Shareholders if the Insider Cap Shareholder Approval is not obtained?

If this proposal is not approved, the Company would be unable to permit the conversion of the Notes held by atai, the exercise of the Warrants held by atai and conversion as per the Conversion Feature in excess of the Insider Cap and would be forced to pay cash to meet its obligations under the terms of the Notes and the Second Loan Agreement. In addition, the Company would not receive the proceeds from the Subsequent atai Subscription, the potential exercise of the Call Option and the potential exercise of the Warrants (including the Subsequent Warrants and the Call Option Warrants, as applicable and subject to the Company obtaining the Pricing Shareholder Approval) and the Company would be deemed in default of its obligations under the Second Loan Agreement, the Notes, the Subscription Agreement Amendment and the Warrants.

Where can I find more information regarding the Notes and Warrants?

A more detailed description of the Notes, Warrants, the Offering, the Subsequent atai Subscription and related transaction documents can be read in the Company's Current Report on Form 8-K as filed with the SEC on August 31, 2023.

The Form of Warrants and Form of Notes are attached as exhibits to the Company's Current Report on Form 8-K as filed with the SEC on August 31, 2023.

Shareholder Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting, excluding the votes attached to Shares beneficially owned, or over which control or direction is exercised, by insiders participating in the transactions described under "Financing Transactions" above, is required to approve Proposal 4. For purposes of such disinterested shareholder approval requirements, the 37,300,000 Shares beneficially owned, directly or indirectly, by atai, representing, as of the Record Date, approximately 21.36% of the issued and outstanding Shares (on a non-diluted basis) will be excluded. Because the affirmative vote of the votes cast at the Special Meeting is required for this proposal, abstentions will have no effect on the outcome of this proposal. We believe this proposal is considered a "routine" matter under applicable stock exchange rules, and we expect your broker will have discretion to vote your shares on the proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares "FOR" this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 4.

PROPOSAL 5

ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES IN FAVOR OF THE FOREGOING PROPOSALS

Overview

In order to ensure that approval of the foregoing proposals are obtained, the Board wishes to seek approval of a proposal to adjourn the Special Meeting, if necessary (the "Adjournment Proposal"), to solicit more votes in favor of the foregoing proposals.

Approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the number of outstanding Shares will vote against these proposals, we could adjourn or postpone the Special Meeting without a vote on the proposals and use the additional time to solicit the holders of those shares to change their vote in favor of the proposals.

Shareholder Vote Required

The affirmative vote of a majority of the votes cast at the Special Meeting is required to approve Proposal 5. Because the affirmative vote of the votes cast at the Special Meeting is required for this proposal, abstentions will have no effect on the outcome of this proposal. We believe this proposal is not considered a "routine" matter under applicable stock exchange rules, and we expect your broker will be unable to vote your Shares on this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your Shares "FOR" this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY, TO CONTINUE TO SOLICIT VOTES IN FAVOR OF THE FOREGOING PROPOSALS.

GENERAL AND OTHER MATTERS

The Board does not know of any matters other than the matters described above that will be presented to the Special Meeting. However, if any other matters properly come before the Special Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

SOLICITATION OF PROXIES

The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail or electronically.

You should rely only on the information contained in this Proxy Statement. We have not authorized anyone to provide you with information different from that contained in this Proxy Statement. The information contained in this Proxy Statement is accurate only as of the date of this Proxy Statement, regardless of the time of delivery of this Proxy Statement.

It is important that your common shares be represented at the Special Meeting, regardless of the number of shares that you hold.  You are, therefore, urged to vote by telephone or by using the Internet as instructed on the applicable enclosed proxy card or execute and return, at your earliest convenience, the applicable enclosed proxy card in the envelope that has also been provided.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements included in this Proxy Statement constitute forward-looking statements within the meaning of applicable securities laws. All statements contained in this Proxy Statement that are not clearly historical in nature are forward-looking, and the words "anticipate", "believe", "continue", "expect", "estimate", "intend", "may", "plan", "will", "shall" and other similar expressions are generally intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements are based on our beliefs and assumptions based on information available at the time the assumption was made. These forward-looking statements are not based on historical facts but on management's expectations regarding future growth, results of operations, performance, future capital and other expenditures (including the amount, nature and sources of funding thereof), competitive advantages, business prospects and opportunities. Forward-looking statements involve significant known and unknown risks, uncertainties, assumptions and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those implied by forward-looking statements, including but not limited to: failure to receive any required government authorizations; failure to obtain stockholder approval for the Financing Transactions; delays in closing the Financing Transactions; conversion of outstanding convertible notes or exercise of outstanding warrants; equity award issuances; or an exercise of our outstanding warrants; application of the proceeds received from the Financing Transactions; external market conditions; and our ability to achieve our expected strategic, financial and operational plans. These factors should be considered carefully and you should not place undue reliance on the forward-looking statements.

Although the forward-looking statements contained in this Proxy Statement are based upon what management believes to be reasonable assumptions, there is no assurance that actual results will be consistent with these forward-looking statements. These forward-looking statements are made as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events, except as may be required by applicable securities laws. The factors set forth in Item 1A., "Risk Factors" of the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as well as any cautionary language in this Proxy Statement, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Before you invest in the common stock, you should be aware that the occurrence of the events described as risk factors and elsewhere in this report could have a material adverse effect on our business, operating results and financial condition.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE VOTE BY INTERNET OR COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Horst Zerbe

Dr. Horst G. Zerbe, Chairman

Appendix A

Certificate of Amendment to Certificate of Incorporation

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

INTELGENX TECHNOLOGIES CORP.
A Delaware Corporation

Under Section 242 of the
General Corporation Law

The undersigned, Dwight Gorham, being the Chief Executive Officer of the INTELGENX TECHNOLOGIES CORP. (the "Corporation"), a corporation organized and existing under and by virtue of the provisions of the Delaware General Corporation Law (the "DGCL"), does hereby certify:

1)	The name of the Corporation is INTELGENX TECHNOLOGIES CORP.

2)	He is the duly elected Chief Executive Officer of the Corporation.

3)	The Certificate of Incorporation of this Corporation was originally filed with the Secretary of State of Delaware on July 27, 1999.

4)	A Certificate of Amendment of Certificate of Incorporation was originally filed with the Secretary of State of Delaware on August 11, 2006.

5)	A second Certificate of Amendment of Certificate of Incorporation was originally filed with the Secretary of State of Delaware on May 10, 2007.

6)	A third Certificate of Amendment of Certificate of Incorporation was originally filed with the Secretary of State of Delaware of May 11, 2017.

7)	A fourth Certificate of Amendment of Certificate of Incorporation was originally filed with the Secretary of State of Delaware of May 12, 2021.

8)

The Certificate of Incorporation of the Corporation is hereby amended to increase the number of authorized shares of common stock from Four Hundred Fifty Million (450,000,000) to Five Hundred Eight Million (580,000,000) with a par value of $.00001 per share.

9)	To effect such Amendment, the Fourth paragraph of the Corporation's Certificate of Incorporation is hereby amended to read in its entirety as follows:

Fourth. The Corporation is authorized to issue two classes of stock. One class of stock shall be common stock, par value $0.00001. The second class of stock shall be "blank check" preferred stock, par value $0.00001. The "blank check" preferred stock, or any series thereof, shall have such voting powers, designations, preferences and relative, participating, optional or other special rights and qualifications, limitations, or restrictions thereof as shall be stated and expressed in the resolution or resolutions providing for the issue of such stock adopted by the board or directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors pursuant to authority expressly vested in it by the provisions of this Certificate of Incorporation, provided that the matter in which such facts shall operate upon such voting powers, designations, preferences, rights and qualifications, limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

The total number of shares of stock which is the Corporation is authorized to issue is as follows:

		Authorized
Class	Par Value	Shares
Common stock	$0.00001	580,000,000
Preferred stock	$0.00001	20,000,000

10s)

The foregoing Amendment of the Certificate of Incorporation was authorized by the unanimous written consent of all the directors of the Corporation and by the majority stockholders entitled to vote thereon, in accordance with Sections 228 and 242 of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Incorporation has been executed by a duly authorized officer of this Corporation on this __ day of November, 2023.

INTELGENX TECHNOLOGIES CORP.

By:
Name: Dwight Gorham
Title: Chief Executive Officer

NOTICE OF INTERNET AVAILABILITY OF

PROXY MATERIALS

The Special Meeting of Shareholders of

IntelGenx Technologies Corp.

will be held virtually on November 28, 2023, at 11:00 AM

PROXY STATEMENT AND PROXY CARD ARE AVAILABLE AT:

https://annualgeneralmeetings.com/igxtsp2023

Dear Shareholder:

The Special Meeting of Shareholders of IntelGenx Technologies Corp, to be held virtually on November 28, 2023 at 11:00 AM, has been called to consider and act upon the following matters:

1. To amend the Company's Certificate of Incorporation to increase the authorized common stock from 450,000,000 shares of common stock to 580,000,000 shares of common stock;

2. To approve (i) for purposes of complying with Section 607(e) of the Toronto Stock Exchange ("TSX") Company Manual, the conversion of notes (the "Subsequent Notes") issuable to atai Life Sciences AG ("atai") pursuant to the subscription by atai (the "Subsequent atai Subscription") for 750 units (the "Subsequent Units") comprised of Subsequent Notes and warrants (the "Subsequent Warrants")and conversion of notes (the "Call Option Notes") issuable to atai upon exercise of a right (the "Call Option"), at any time prior to August 31, 2026, to purchase up to 7,401 units (the "Call Option Units") comprised of Call Option Notes and warrants (the "Call Option Warrants") at a price of US$0.185 per share of common stock of the Company (each, a "Share") which conversion price may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time of issuance of the Subsequent Notes and the Call Option Notes, respectively, (ii) for purposes of complying with Section 607(e) of TSX Company Manual, the payment of interest (the "Interest") payable to atai pursuant to the second amended and restated loan agreement effective as of September 30, 2023 among the Company, IntelGenx Corp. and atai (the "Second Loan Agreement") in Shares at a price of US$0.185 per Share, which may be less than the market price of the Shares less the maximum allowable discount permitted under the rules of the TSX at the time such Interest becomes due, and (iii) for purposes of complying with Section 607(i) of the TSX Company Manual, the exercise of Subsequent Warrants and Call Option Warrants at an exercise price of US$0.26 per Share, which may be less than the market price of the Shares at the time of issuance of the Subsequent Warrants and the Call Option Warrants, respectively;

3. To approve for purposes of complying with Section 607(g)(i) of the TSX Company Manual, the issuance of Shares in excess of 24.99% of the issued and outstanding Shares in connection with (i) the non-brokered private placement (the "Offering") of units (the "Initial Units") announced on August 31, 2023 (upon conversion of the notes comprising part of the Initial Units (the "Initial Notes"), exercise of the warrants comprising part of the Initial Units (the "Initial Warrants") and/or the payment of interest on the Initial Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be), and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares);

4. To approve for purposes of complying with Section 607(g)(ii) of the TSX Company Manual, the issuance of Shares to "insiders" of the Company (as such term is defined in the policies of the TSX) in excess of 9.99% of the issued and outstanding Shares pursuant to (i) the Offering (upon conversion of the Initial Notes, exercise of the Initial Warrants and/or the payment of interest on the Initial Notes in Shares, as the case may be), (ii) the Subsequent atai Subscription (upon conversion of the Subsequent Notes and/or exercise of the Subsequent Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Subsequent Notes in Shares, as the case may be), (iii) the Call Option (upon conversion of the Call Option Notes and/or exercise of the Call Option Warrants, subject to the Company obtaining the Pricing Shareholder Approval, and/or the payment of interest on the Call Option Notes in Shares, as the case may be) and (iv) the Second Loan Agreement (upon conversion of the principal outstanding under the Second Loan Agreement into Shares and/or, subject to the Company obtaining the Pricing Shareholder Approval, payment of Interest accrued and outstanding under the Second Loan Agreement in Shares);

5. To approve the adjournment of the Special Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals; and

6. To consider and transact such other business as may properly come before the Special Meeting and any adjournments thereof.

Our Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, 4 and 5.

Pursuant to the rules adopted by each of the Securities and Exchange Commission and the Canadian securities regulatory authorities (pursuant to National Instrument 54-101 - Communication with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101")), we have elected to provide access to our Special Meeting materials over the internet in lieu of mailing printed copies. You may use the number noted below to obtain additional information about the notice and access process under NI 54-101. Complete proxy materials, including the Proxy Statement and proxy card, are available to you on-line at https://annualgeneralmeetings.com/igxtsp2023, on SEDAR+ under the Company's profile at www.sedarplus.ca or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting-related materials will be available for viewing for up to one year from the date of posting and a paper copy of the materials can be requested at any time during this period.

A shareholder who wishes to obtain additional information about the notice and access process under NI 54-101 should contact the Company's transfer agent, Angela A. Lamb of Pacific Stock Transfer Company,  by telephone number: 1-800-785-7782 (Canada Toll-Free) or email: alamb@PacificStockTransfer.com.

You may vote online or by mail following the instructions in the Proxy Statement. If you wish to vote online, you will need your "Shareholder Control Number" (which can be found in the bottom right-hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, print the full name/ registration as it appears on your shares, sign and return it to us at the address indicated on the proxy card.

Control Number:

Important Notice Regarding the Availability
of Proxy Materials for the Shareholder Special Meeting
To Be Held on November 28, 2023:

(1) This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2) The Proxy Statement and proxy card are available at https://annualgeneralmeetings.com/igxtsp2023 and on SEDAR+ under the Company's profile at www.sedarplus.ca.

(3) If you want to receive a paper or e-mail copy of these documents for this Special Meeting and future shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before November 14, 2023 to facilitate timely delivery.

To request a paper or email copy of these documents, either:

Call our toll-free number - 1-800-785-7782; or

Visit our website at https://annualgeneralmeetings.com/igxtsp2023; or

Send us an email at cs@pacificstocktransfer.com

Please clearly identify the documents you are requesting, our Company name, and your name along with the Shareholder Control Number located in the lower right-hand corner of this notice and the name and address to which the materials should be mailed or emailed, as applicable.

By Order of the Board of Directors

Control Number:

INTELGENX TECHNOLOGIES CORP.

Special Meeting of Shareholders

November 28, 2023 11:00 AM

This proxy is solicited by the Board of Directors

The shareholder hereby appoints Dr. Horst G. Zerbe and Andre Godin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of INTELGENX TECHNOLOGIES CORP. (the "Company") that the shareholder is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at 11:00 AM, EDT on November 28, 2023 and any adjournment or postponement thereof. The Meeting will be in a completely virtual format and will be conducted by way of a live audio webcast through a Virtual Platform. There will be no physical Meeting location. In order to attend the Meeting, you must register in advance at https:// register.proxypush.com/IGXT prior to the deadline of November 24, 2023 at 5:00 p.m. Eastern Time.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of IntelGenx Technologies Corp. recommends a vote FOR proposals 1 to 5 listed below.

1. To amend the Certificate of Incorporation to increase the authorized common stock from 450,000,000 shares of common stock to 580,000,000 shares.

□ FOR □ AGAINST □ ABSTAIN

2. To approve for purposes of complying with Sections 607(e) and 607(i) of the Toronto Stock Exchange ("TSX") Company Manual, the issuance of shares of common stock of the Company (each, a "Share") at prices which may be less than the minimum price permitted under the rules of the TSX in connection with certain financing transactions, as further described in the proxy statement;

□ FOR □ AGAINST □ ABSTAIN

3. To approve for purposes of complying with Section 607(g)(i) of the TSX Company Manual the issuance of Shares in excess of 24.99% of the issued and outstanding Shares in connection with certain financing transactions, as further described in the proxy statement.

□ FOR □ AGAINST □ ABSTAIN

4. To approve for purposes of complying with Section 607(g)(ii) of the TSX Company Manual, the issuance of Shares to "insiders" of the Company (as such term is defined in the policies of the TSX) in excess of 9.99% of the issued and outstanding Shares in connection with certain financing transactions, as further described in the proxy statement.

□ FOR □ AGAINST □ ABSTAIN

5. To approve the adjournment of the Meeting, if necessary, to continue to solicit votes in favor of the foregoing proposals.

□ FOR □ AGAINST □ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature _________________________________________

Signature (Co-owner) _______________________________

Dated: __________________, 2023

□ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

□ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ________________________________________________________________________

Please return your completed proxy whether or not you plan to attend the virtual Meeting. You may nevertheless vote in person if you do attend.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

 Via Internet:

 Login to https://annualgeneralmeetings.com/igxtsp2023

 Enter your control number (12 digit number located below)

 Via Mail:

Pacific Stock Transfer Company

Proxy Department

6725 Via Austi Parkway, Suite 300

Las Vegas, Nevada 89119

 Via Virtual Meeting:

The Company will be hosting its 2023 Special Meeting live via the Internet. In order to attend the meeting, you must register in advance at https://register.proxypush.com/IGXT prior to the deadline of November 24, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Special Meeting and will permit you to submit questions at the time of registration. Registered shareholders will also be able to vote at the virtual meeting.

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on November 27, 2023. Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.